CONTINUING GUARANTY

Loan No. MIC16494

THIS CONTINUING GUARANTY (the "**Guaranty**") is executed as of August 28, 2017, by DAVID KNIGHT, ROCKY FRENCH, NEW GLOBAL ENERGY INC. (individually and collectively, "**Guarantor**"), for the benefit of CALIFORNIA REAL ESTATE OPPORTUNITY FUND, LP ("**Lender**"), with reference to the following facts:

Recitals Pursuant to Evidence Code §622

Pursuant to California Evidence Code § 622, the following Recitals are facts conclusively presumed to be true as between Lender and Guarantor and their successors in interest. Lender is relying upon the truth of the following factual statements in making the Loan. Guarantor understands that no Loan would be made without the truth of the following Recitals. In order to induce Lender to make the Loan, Guarantor makes the following Recitals and represents, warrants, and declares to Lender that:

1. Lender has agreed to lend $2,400,000.00, Two million Four hundred thousand dollars (the "**Loan**") to AQUA FARMING TECH, INC. ("**Borrower**") in connection with certain property located at 96400 70TH AVENUE, MECCA, CA 92254, APN: 721-110-002; 89635 AVENUE 81, THERMAL, CA 92274, APN: 755-270-016 (the "**Property**"). The Loan is evidenced by a promissory note of even date herewith in the principal amount of the Loan (the "**Note**") and secured by, among other instruments, a deed of trust of even date herewith affecting the Property ("**Deed of Trust**"). The Note, the Deed of Trust and all documents and instruments executed by Borrower or Guarantor, or any other guarantor, in connection with the Loan are herein collectively referred to as "**Loan Documents**".

2. The true Borrower of the Loan is identified in paragraph 1. Guarantor is not a borrower from Lender and has never intended to be a borrower from Lender with respect to the loan represented by the Loan Documents. The result of Guarantor's obligation created under this Guaranty will be that Guarantor will be liable to answer for the debt of another, i.e., the Loan to the Borrower.

3. Guarantor (even if Guarantor is a member, manager, or shareholder, director or officer of the Borrower), agrees that the obligation to repay the Loan is the principal obligation of the Borrower, not the Guarantor. Guarantor's obligation is a separate and distinct obligation under this Guaranty to pay the Lender, is not secured by Borrower's property, and is not protected by the anti-deficiency provisions of California statutes, including, but not limited to, California Code of Civil Procedure §§ 580a, 580b, 580d, 580e, or 726. Failure of Borrower to pay the Loan or of Lender to foreclose on the Property is not a condition to the obligation of Guarantor to pay the Loan. Guarantor understands that Lender will have no obligation to pursue Borrower or the Property before pursuing Guarantor for the entire amount of the Loan and that Guarantor will have to pay the entire amount of the Loan.

4. If the Borrower is an entity, the Lender has not required that any such entity, such as a limited liability company or a corporation ("Entity") be created as a condition of the granting of this Loan. On the contrary, if an entity has been formed to be the Borrower of the Loan, the structure of the loan was put together by Guarantor on Guarantor's own initiative to protect Guarantor from liabilities which might arise from the ownership, use, or improvement of the Property if Guarantor were to own the Property individually. Any entity created as part of this Loan process was arranged by the owners of the Entity solely for their own purposes, including, but not limited to, limiting the liability of the individuals who are members or managers of the LLC or shareholders, officers or directors of the corporation which may arise due to ownership of the Property. The Guarantor understands and accepts the trade-off between liability under the Guaranty Agreement if Borrower

fails to pay on the one hand, and protection of the Guarantor from liability arising from the operation of the venture through the Entity on the other hand. Lender has reviewed the financial statements of Borrower as part of this transaction.

5. Any Entity already formed or to be formed by Guarantor or the owners of the Entity, is, or will be, fully funded, properly formed, sufficiently capitalized for the venture undertaken, and is a valid, viable and operating separate entity. Any owners of the entity will be putting substantial capital at risk into the Entity. Borrower is not the alter ego of the Guarantor. Any Entity is not merely an instrumentality used by Guarantor or by the members, managers or directors, officers or shareholders of any Entity, but is an independent, stand-alone Entity subject to and operating under the laws of the State of California and could not be the subject of a claim to "pierce the veil" of the Entity under California law. The structure of the Loan, including using an Entity and Guarantor, shall remove any individual Guarantor, member, manager shareholder, director or officer of any Entity, from any status of and obligations of a borrower under the Loan. In other words, neither Guarantor nor any member, shareholder, manager, director or officer of any Entity is a principal obligor under the Loan.

6. Lender has no obligation to see that the proceeds of the Loan are applied or used by Borrower in any particular manner.

7. As a condition to the making of the Loan, Lender has required that Guarantor guarantee the obligations of Borrower in accordance with the terms of this Guaranty.

NOW, THEREFORE, in consideration of Lender's agreement to make the Loan and as an inducement to Lender to do so, Guarantor covenants and agrees with Lender, for the benefit of the holder from time to time of the Note as follows:

ARTICLE I. REPRESENTATIONS AND WARRANTIES

Guarantor makes the following representations and warranties which shall be continuing representations and warranties until this Guaranty expires in accordance with the provisions contained herein. The Recitals set forth above are incorporated herein by reference and are made a part hereof:

1.01. Guaranty Authorized and Binding. There are no conditions precedent to the effectiveness of this Guaranty and this Guaranty has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of Guarantor enforceable in accordance with its terms, regardless of whether Lender obtains other collateral or any guaranties from others or takes any other action contemplated by Guarantor.

1.02. No Conflict. The execution and delivery of this Guaranty are not, and the performance of this Guaranty will not be, in contravention of, or in conflict with, any law, rule, regulation or other legal requirement or any agreement, indenture or undertaking to which Guarantor is a party or by which it or any of its assets is or may be bound or affected and do not, and will not cause any security interest, lien or other encumbrance to be created or imposed upon any such assets.

1.03. Litigation. There is no litigation or other proceeding pending or, to the best knowledge of Guarantor, threatened against, or affecting, it or its properties which, if determined adversely to Guarantor, would have a materially adverse effect on the financial condition, assets, businesses or operations of Guarantor or which prevents or interferes with or adversely affects Guarantor's entering into this Guaranty or the validity of this Guaranty or the carrying out of the terms hereof, and Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

1.04. Financial Condition. Guarantor's financial statements, which have heretofore been submitted in writing by Guarantor to Lender in connection herewith, are true and correct and fairly present the financial condition of Guarantor for the period covered thereby. Since the date of said financial statements, there has been no materially adverse change in Guarantor's financial

condition. Guarantor has no knowledge of any liabilities, contingent or otherwise, as of the date of said financial statements which are not reflected in said financial statements; other than in the ordinary course of its business, Guarantor has not entered into any commitments or contracts which are not reflected in such financial statements or which may have a materially adverse effect upon its financial condition, operations or business as now conducted; and Guarantor has not (since the date of such statements) sold, leased, assigned, encumbered, hypothecated, transferred or otherwise disposed of and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of, all or substantially all of Guarantor's assets, or any interest therein, other than in the ordinary course of Guarantor's business.

1.05. Solvency. The execution and delivery of this Guaranty will not (i) render Guarantor insolvent under generally accepted accounting principles nor render it Insolvent (as defined below), (ii) leave Guarantor with remaining assets which constitute unreasonably small capital given the nature of Guarantor's business, or (iii) result in the incurrence of Debts beyond Guarantor's ability to pay them when and as they mature. Guarantor is not insolvent under generally accepted accounting principles nor Insolvent, regardless of the effect of this Guaranty on its financial condition. For the purposes of this Section, "**Insolvent**" means that the present fair salable value of assets is less than the amount that will be required to pay the probable liability on existing Debts as they become absolute and matured. For the purposes of this Section, "**Debts**" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

1.06. Financial or Other Benefit or Advantage. Guarantor hereby acknowledges and warrants that (1) it has derived or expects to derive a financial or other benefit or advantage from the Loan and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower in connection with the Loan, and (2) Lender would not make the Loan but for this Guaranty.

1.07. Information. Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the Property and Borrower's activities relating thereto and the status of Borrower's performance of obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has made no representation to Guarantor as to any such matters.

ARTICLE II. AGREEMENTS

2.01. Guaranty. Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees and agrees to timely perform and comply with the following obligations (collectively, the "**Guaranteed Obligations**"): (i) the due and punctual payment of all amounts due under the Note and of all monetary payments required to be made under the Loan Documents (and all renewals, extensions, modifications and rearrangements thereof), including principal, interest and costs and expenses incurred in connection with the enforcement of the Loan Documents, (ii) the full and faithful performance of and compliance with all of the terms, covenants, conditions and agreements contained in the Loan Documents (and all renewals, extensions, modifications and rearrangements thereof), (iii) the representations, warranties, indemnities and other covenants contained in the Deed of Trust relating to "Hazardous Materials" or to "Hazardous Materials Laws" as therein defined, and (iv) the representations, warranties, indemnities and other covenants contained in the Deed of Trust relating to compliance with applicable laws relating to accessibility for the handicapped, including, without limitation, The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, and The Americans With Disabilities Act of 1990. This is a guaranty of payment and not of collection only.

2.02. Obligations Absolute. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may be taken without the consent of, or notice to, Guarantor, nor shall any of the following give Guarantor

any recourse or right of action against Lender:

(a) Any express or implied amendment, modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Loan Documents;

(b) Any exercise or non-exercise by Lender of any right or privilege under this Guaranty or any of the Loan Documents;

(c) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Guarantor or Borrower, or any guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrower's obligations under the Loan Documents) or any affiliate of Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing;

(d) Any release or discharge of Borrower from its liability under any of the Loan Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the Guaranteed Obligations;

(e) Any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Property or other collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto;

(f) Any assignment or other transfer of this Guaranty in whole or in part or of any of the Loan Documents;

(g) Any acceptance of partial performance of the Guaranteed Obligations;

(h) Any consent to the transfer of the Property or any portion thereof or any other collateral described in the Loan Documents or otherwise; and

(i) Any bid or purchase at any sale of the Property or any other collateral described in the Loan Documents or otherwise;

(j) Any notices sent before a foreclosure is commenced or once a foreclosure has commenced or has been completed.

2.03. Waivers. Guarantor unconditionally waives any defense to the enforcement of this Guaranty, including, without limitation:

(a) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty;

(b) Any right to require Lender to proceed against Borrower or any guarantor at any time or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

(c) The defense of any statute of limitations affecting the liability of Guarantor hereunder, the liability of Borrower or any guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

(d) Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or any disability of Borrower or any guarantor or of any manner in

which Lender has exercised its rights and remedies under the Loan Documents, or by any cessation from any cause whatsoever of the liability of Borrower or any guarantor;

(e) Without limitation on clause (d) above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower;

(f) Any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(g) Any defense based upon an election of remedies by Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor or the rights of Guarantor to proceed against Borrower or any guarantor for reimbursement, or both (including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d, 580e and 726);

(h) Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

(i) Any defense based upon Lender's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code or any successor statute;

(j) Any defense based upon any borrowing or any grant of a security interest under Section 364 of the federal Bankruptcy Code;

(k) Any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower's ability to perform its obligations to Lender, it being agreed that Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

(l) Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against Borrower or any benefit of, or any right to participate in, any security now or hereafter held by Lender; and

(m) Without limiting the generality of the foregoing or any other provision hereof, any rights and benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2822(a), 2839, 2845, 2848, 2849, 2850, 2899, and 3433.

(n) The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, restructuring of the loan in a bankruptcy proceeding or otherwise, even if the restructured loan is consolidated with other obligations resulting in a debt higher than originally guaranteed or is deemed to be a new obligation, which restructuring may occur without the consent of, or notice to, Guarantor. Notwithstanding the foregoing, the sum of the obligations of Guarantor shall not exceed the sum of the obligations of Guarantor that would otherwise have existed without regard to any such restructured or consolidated loan or new obligation. However, all attorneys' fees, costs and expenses incurred by Lender in any bankruptcy proceeding of Borrower shall be an obligation of Guarantor under this Guaranty.

2.04. Subrogation. Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate Guarantor's right of subrogation against Borrower or any guarantor and that Guarantor may therefore incur partially or totally nonreimbursable liability hereunder.

Nevertheless, Guarantor hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby waives and releases any claim or other rights which Guarantor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations of Guarantor hereunder that arise from the existence or performance of Guarantor's obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor understands that: (i) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (ii) Guarantor's subrogation rights may be destroyed by a non-judicial foreclosure under the Deed of Trust (because Guarantor may not be able to pursue Borrower for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (iii) under Union Bank v. Gradsky, 265 Cal. App. 2nd 40 (1968), a lender may be estopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender elects a remedy that eliminates the guarantor's subrogation rights) absent an explicit waiver. Without limitation on the generality of the other waivers contained in this Guaranty, Guarantor hereby waives (1) the defense that might otherwise be available under Gradsky, supra (or any similar judicial decision or statute) in the event Lender pursues a non-judicial foreclosure, and (2) all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. In addition, Guarantor waives all rights and defenses that Guarantor may have because the debtor's debt is secured by real property. This means, among other things:

(1) The creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor.

(2) If the creditor forecloses on any real property collateral pledged by the debtor: (A) The amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor. This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, 580e or 726 of the Code of Civil Procedure.

2.05. Additional Waivers. Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of the Borrower, Guarantor, or any other guarantor, or (ii) protect the property covered by such lien or security interest.

2.06. Independent, Separate and Unsecured Obligations. The obligation of Guarantor hereunder is independent of the obligation of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is

the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender's rights hereunder shall not be exhausted until all of the Guaranteed Obligations have been fully paid and performed. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

2.07. Subordination. Without limitation on the waiver and release contained in Section 2.04:

(a) Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents.

(b) Guarantor agrees to make no claim on such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged.

(c) Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (iv) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

2.08. Bankruptcy No Discharge; Repayments. So long as any of the obligations guaranteed hereunder shall be owing to Lender, Guarantor shall not, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. As an example and not in any way of limitation, a subsequent modification of the Guaranteed Obligations in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Obligations in accordance with its original terms. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. Notwithstanding anything to the contrary herein, the liability of Guarantor hereunder shall be reinstated and revised, and the rights of Lender shall continue, with respect to any amount at any time paid by or on behalf of Borrower on account of the

Note or the other Loan Documents which Lender shall restore or return by reason of the bankruptcy, insolvency or reorganization of Borrower or for any other reasons, all as though such amount had not been paid.

2.09. Setoff. Lender shall have a right of setoff against, and Guarantor hereby grants a security interest in, all moneys, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise. Such right is in addition to any right of setoff Lender may have by law. All rights of setoff may be exercised without notice or demand to Guarantor. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff, or by any delay in doing so. Every right of setoff shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender.

2.10. Payments. It is understood that the obligations of Borrower to Lender may at any time and from time to time exceed the aggregate liability of Guarantor hereunder without impairing this Guaranty. Guarantor agrees that whenever Guarantor shall make any payment to Lender hereunder on account of the liability hereunder, Guarantor will deliver such payment to Lender at the address provided in Section 3.09 below and notify Lender in writing that such payment is made under this Guaranty for such purpose. It is understood that Lender, without impairing this Guaranty, may apply payments from Borrower to the Guaranteed Obligations or to such other obligations owed by Borrower to Lender in such amounts and in such order as Lender in its complete discretion determines. No payment made hereunder by Guarantor to Lender shall constitute Guarantor as a creditor of Lender.

2.11. Financial Statements. Guarantor covenants and agrees to provide Lender, within ninety (90) days after the end of each fiscal year, with its signed tax return for the applicable year.

ARTICLE III. MISCELLANEOUS

3.01. Expenses. Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Lender in any effort to collect or enforce any of the Loan Documents or the obligations of Guarantor hereunder, whether or not any lawsuit is filed, including, without limitation, all costs and attorneys' fees incurred by Lender in any bankruptcy proceeding (including, without limitation, any action for relief from the automatic stay of any bankruptcy proceeding) and in any judicial or nonjudicial foreclosure action. Such amounts shall bear interest until paid at the Past Due Rate set forth in the Note.

3.02. Complete Agreement. This Guaranty supersedes any prior negotiations, discussions or communications between Guarantor and Lender and constitutes the entire agreement between Lender and Guarantor with respect to this Guaranty.

3.03. Amendments. Neither this instrument nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

3.04. Successors. All of the terms of this instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Guarantor shall not have the right to assign any of its rights or obligations under this Guaranty. The term "**Borrower**" shall mean both the named Borrower and any other person or entity at any time assuming or otherwise becoming primarily liable on all or any part of the obligations set forth in the Loan Documents.

3.05. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California (without regard to conflicts of law).

3.06. Assignability by Lender. Lender may, at any time and from time to time, assign, conditionally or otherwise, all of the rights of Lender under the Note and under this Guaranty, whereupon such assignee shall succeed to all rights of Lender hereunder to the extent that such rights may be assigned to it. Lender, or each successor holder of the Note, may give written notice to Guarantor of any such assignment, but any failure to give, or delay in giving, such notice shall not affect the validity or enforceability of any such assignment.

3.07. Demands. Each demand by Lender for performance or payment hereunder shall be in writing and shall be made in the manner set forth in Section 3.09 below. A dated statement signed by an officer of Lender setting forth the amount of indebtedness at the time owing to Lender by Borrower under the Loan Documents shall be conclusive evidence thereof as between Guarantor and Lender in any legal proceedings against Guarantor in connection with this Guaranty.

3.08. Term. The obligations of Guarantor under the Guaranty shall continue in full force and effect until the obligations under the Loan Documents shall have been fully paid and performed and Lender's commitment to make advances under the Loan Documents shall have been terminated or shall have expired and the expiration of the period of time during which payments by Borrower to Lender may be deemed to be preferential payments under the United States Bankruptcy Code or other similar applicable laws.

3.09. Notices. Whenever Lender or Guarantor shall desire to give or serve any notice, demand, request or other communication with respect to this Guaranty (**"Notice"**), each such Notice shall be in writing and shall be personally served or sent by a commercial overnight delivery service or by certified mail, return receipt requested, and shall be deemed to have been received on the date actually received if personally served or on the next business day after deposit with an overnight delivery service or on the date of receipt or refusal as shown on the return receipt if sent by certified mail. The addresses of the parties to which Notices shall be sent (until notice of a change is served as provided in this Section) are as set forth below. Notice of a change of address shall be given by 15 days' advance written notice in the manner set forth in this Section (said notice does not include late notices, delinquent taxes, insurance or senior lien notices, advance made notices, maturity notices, foreclosure notices or any other type of notice given during the servicing of the loan – Guarantors waive all its rights to receive any of these types of notices or letters):

To Guarantor:

DAVID KNIGHT
36 L STREET, SALT LAKE CITY, UT 84103

ROCKY FRENCH
P.O. BOX 733, INDIO, CA 92202

NEW GLOBAL ENERGY INC.
109 EAST 17TH STREET, SUITE 4217, CHEYENNE, WY 82001
ATTN: PERRY WEST, CEO

To Lender:

CALIFORNIA REAL ESTATE OPPORTUNITY FUND, LP
15 CORPORATE PLAZA DRIVE, STE 250 NEWPORT BEACH, CA 92660

3.10. Miscellaneous. No delay or failure by Lender to exercise any remedy against Borrower or Guarantor will be construed as a waiver of that right or remedy. All remedies of Lender are cumulative. In the event that the provisions of this Guaranty are claimed or held to be inconsistent with any other instrument evidencing or securing the Loan, or the obligations of Guarantor, the terms of this Guaranty shall remain fully valid and effective. If Guarantor consists of more than one person or entity, the obligations hereunder shall be joint and several and in no event shall the liability of any guarantor be conditioned upon the liability of any other guarantor (whether or not all stated guarantors actually execute and deliver this Guaranty or any other guaranty). When the context in which the words are used in this Guaranty indicates that such is the intent, words in the singular number shall include the plural and vice-versa. Use of the word "include", "includes", or "including" in this Guaranty (including any Exhibit hereto) shall be read as though the phrase ", without limitation," followed the same. If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.

3.11. Counterparts. This Guaranty may be executed in one or more counterparts, each of which together shall constitute one and the same instrument.

3.12. Addendum. The provisions, if any, of Exhibit "A" attached hereto are incorporated herein and made a part of this Guaranty by this reference.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above written.

DAVID KNIGHT	ROCKY FRENCH
Guarantor	Guarantor

NEW GLOBAL ENERGY INC.
BY: PERRY WEST, CEO
Guarantor

EXHIBIT "A"

ADDENDUM

The following provisions are made a part of the Guaranty to which this Addendum is attached.

NONE